Exhibit 99.2

Third Quarter Fiscal Year 2004 April 20, 2004

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward- looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-K. ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO Third Quarter Results Overview

Highlights Solid financial performance Strong new business execution Completed two small tactical commercial acquisitions Divested Hanscom Air Force Base contracts Nearing final resolution on Georgia Medicaid Continued execution of Share Repurchase Program Converted $317 million of debt to equity Added to the S&P 500 Index Slide #1

Q3 FY04 Overview Revenue: $1.0 billion, 3% year-over-year growth Revenue growth, excluding divestitures: 25% Internal revenue growth, excluding divestitures: 14% Sequential increase in operating margins EPS: $0.72 per share $0.67 excluding gain on divestiture and prior years' tax credits Operating cash flow: $146 million, excluding $88 million divestiture tax payment Free cash flow: $65 million, excluding $88 million divestiture tax payment Bookings: $146 million annualized recurring revenue Slide #2

Q3 FY04 EPS Analysis Reported EPS $0.72 Other Benefits: Prior Years R&D Tax Credits (0.03) Hanscom Divestiture Gain (0.02) Adjusted EPS $0.67 Slide #3

Q1 FY03 Q2 FY03 Q3 FY03 Q4 FY03 Q1 FY04 Q2 FY04 Q3 FY04 Commercial 27 135 30 101 101 86 115 Government 99 86 125 41 26 55 31 Total 126 221 155 143 127 141 146 Quarterly New Business Trends (A) ($ in millions) Slide #4 (A) Adjusted to exclude bookings from divested Federal business $126 $221 $155 $143 $127 $141 $146 Q1 FY03 Q2 FY03 Q3 FY03 Q4 FY03 Q1 FY04 Q2 FY04 Q3 FY04 Commercial 27 135 30 101 101 86 115 Government 99 86 125 41 26 55 31 Commercial Government

New Business Signings ($ in millions) Slide #5 Q3 FY04 Annualized Recurring New Business $146 By Service Line BPO $105 IT Outsourcing 41 By Segment Commercial $115 Government 31 Note: New business signings are defined as fully-ramped annual recurring new revenue

Acquisitions/Divestiture Slide #6 Acquisitions Patient Accounting Services Center Truckload Management Services, Inc. eTravel Experts Divestitures Hanscom Air Force Base Contracts

Georgia Medicaid Update Slide #7 Status of settlement Operational status update

Florida Workforce Update Slide #8 Company response filed to Inspector General report Status of Florida workforce contracts Miami-Dade County settlement discussions underway Investigation status

Governance and Compliance Slide #9 Internal Audit - Reports to the Audit Committee Oversight of more than 100 examinations per year Ethics - Reports to Chief Executive Officer Promotes and monitors ethical business conduct Manages help line / case management Oversees delivery of extensive, mandatory training to all employees Business Compliance - Reports to the President / COO Monitors contract compliance Reviews operational controls Performs risk assessment on new contracts

Mark King, President & COO Operational Overview

3rd Quarter Revenue Review Commercial Government Reported 46 54 Segment Service Line BPO ITO Reported 75 25 Commercial 46% BPO 75% ITO & Systems Integration 25% Slide #10 Government 54%

Commercial Segment - Financial Highlights ($ in millions) Slide #11 Strong bookings performance over the last several quarters Accelerated internal growth Higher operating margins Slight reduction in operating margins versus prior year on a year-to-date basis due to stronger internal growth Comments: Q3 FY04 Q2 FY04 Q3 FY03 Revenue $461 $397 $331 % of Total Revenue 46% 40% 34% Total Revenue Growth 44% 38% 41% Internal Revenue Growth 20% 19% 20% Operating Margin 15.8% 16.1% 14.7%

Government Segment - Financial Highlights ($ in millions) Slide #12 Weaker internal growth due to Georgia development wind-down, lower HIPAA and anniversary of FY03 bookings Improving government pipeline Awarded North Carolina Medicaid contract subsequent to quarter end Comments: Q3 FY03 Q3 FY03 Q3 FY04 1 Reported Proforma 2 Revenue $545 $651 $482 % of Total Revenue 54% 66% 60% Total Revenue Growth 13% 16% 21% Internal Revenue Growth 11% 13% 16% Operating Margin 16.6% 14.6% 17.1% 1 Excludes the impact of divesting the Hanscom Air Force Base contracts 2 Proforma for the divestiture of Federal divestiture and Hanscom Air Force Base contracts

State and Local Marketplace Slide #13 State fiscal budgets improving FY04 FY03 # of states with deficit 15 38 Aggregate amount of deficit $3B 59B % of aggregate budget 1% 6% FY04 state and local bookings light due to lull in RFPs More opportunities in FY05 Source: National Conference of State Legislature's State Budget Update February 2004; Evergreen Freedom Foundation and DC Government and Center for Digital Government

State Healthcare Slide #14 Recent successful implementations in Texas and Mississippi 9 contracts up for bid in the next 12-18 months (total annual revenue of approximately $135M) Largest player in state healthcare market based on revenue Recently awarded North Carolina Medicaid

North Carolina Medicaid Slide #15 $171M over 5 years Anticipate June quarter booking Includes $15-25M in system development Scored high on technical criteria Now processing 14 Medicaid contracts

New Business Pipeline Slide #16 Qualified pipeline in excess of $1.2 billion Over 50% increase year-over-year Over 15% increase sequentially Areas of strength HR Outsourcing Finance and Accounting IT Outsourcing State Healthcare Large Welfare eligibility opportunities not included

Warren Edwards, CFO Financial Overview

Q3 FY04 Income Statement ($ in millions, except EPS) Slide #17 As Reported Other Benefits1 As Adjusted Revenues $1,009 - $1,009 Total operating expenses 855 5 860 Operating income 154 (5) 149 Pretax profit 151 (5) 145 Income tax expense 51 3 53 Net income $100 ($8) $92 Diluted EPS $0.72 ($0.05) $0.67 1 Other benefits include the gain on the sale of the Hanscom Air Force Base contracts of $5M ($3M net of tax) and $5M for prior years R&D tax credit.

Revenue Reconciliation ($ in millions) Slide #18 Midpoint of Prior Guidance Range $1,045 Less: Acquisitions not Consummated (25) Government Pass Throughs (5) Hanscom Divestiture (3) Georgia Settlement Delay (2) Other (1) Reported Revenue $1,009

Base Revenue ($ in millions) Slide #19

Consolidated Margins 1 1 Excludes certain gains associated with the Federal divestiture and Hanscom Air Force Base contracts as well as the charge for cancellation of Phase II of the Georgia Medicaid contract Slide #20 Q1 FY03 Q2 FY03 Q3 FY03 Q4 FY03 Q1 FY04 Q2 FY04 Q3 FY04 Operating Margin % 0.136 0.138 0.138 0.138 0.139 0.145 0.147 Pretax Margin % 0.126 0.13 0.13 0.132 0.134 0.141 0.144

Other Financial Metrics Slide #21 FY04 FY04 FY04 Q3 Q2 Q1 FY03 FY02 FY01 Total Debt to Total Capitalization 5% 11% 17% 17% 25% 42% Days Sales Outstanding 76 76 76 74 74 75

Share Repurchase Program Slide #22 September through December 31, 2003 January through April 16, 2004 YTD Total $ used to Repurchase Shares $213.4M $217.0M $430.4M Shares Repurchased (in thousands) 4,310 4,280 8,590 Average Share Price $49.51 $50.70 $50.10 Total commitment of $500M authorized by ACS Board of Directors in September 2003

Cash Flow ($ in millions) Slide #23 1 Includes capital expenditures and additions to intangibles ReportedQ3 FY04 DivestitureTax Pmt. Adjusted Q3 FY04 Q3 FY03 Net Income $100 - $100 $79 Add Back Depr./Amort. 48 - 48 38 Less Gain on Sale (6) - (6) - Other Changes (84) 88 4 20 Operating Cash Flow $58 $88 $146 $137 % of Revenue 5.7% - 14.5% 14.0% Capital Expenditures 1 $82 $82 $71 % of Revenue 8.1% - 8.1% 7.2% Free Cash Flow 1 ($23) $88 $65 $66 % of Revenue (2.3%) - 6.4% 6.7% Differences in schedules due to rounding

Capital Spending ($ in millions) Slide #24 Q3 FY04 YTD FY04 YTD FY03 Capital Expenditures $73 $166 $154 Intangibles 9 24 36 Subtotal $82 $190 $190 Revenue $1,009 $3,044 $2,773 % of Revenue 8.1% 6.2% 6.9%

Cash Flow Growth Analysis ($ in millions) Slide #25 Q3 FY04 Q3 FY03 Growth Operating Cash Flow (OCF) Reported OCF $58.4 $136.7 N/A OCF Excl Divestiture Tax Payment 146.5 136.7 7% Less: Deferred Tax Benefit - Goodwill (11.6) (22.8) Operating Cash Flow, Excluding Goodwill Benefit $134.9 $113.9 18% Free Cash Flow (FCF) Reported FCF ($23.4) $65.8 N/A FCF Excl Divestiture Tax Payment 64.8 65.8 -2% Less: Deferred Tax Benefit - Goodwill (11.6) (22.8) Free Cash Flow, Excluding Goodwill Benefit $53.2 $43.0 24%

Income Tax Reconciliation ($ in millions) Slide #26 Q3 FY04 YTD FY04 Reported Tax Expense $51 $248 Reported Effective Tax Rate 33.7% 36.1% Divestitures (2) (102) Prior Years' R&D Tax Credit 5 5 Adjusted Tax Expense $54 $151 Adjusted Effective Tax Rate 36.8% 37.2%

Impact of Expensing Stock Options (EPS for latest full fiscal year) Slide #27 GAAP Reported Diluted EPS from Cont. Ops. Unrecognized Option Comp. Exp. Per Share ProForma Diluted EPS from Cont. Ops. Dilution % S&P 500 IT Services Group Average $1.18 ($0.20) $0.98 17% High $0.58 ($0.28) $0.30 48% Low $0.78 ($0.03) $0.75 4% ACS $2.20 ($0.11) $2.09 5% Source: Credit Suisse First Boston, Expensing Stock Options - The Impact on the S&P500, March 24, 2004 Note: Presented for comparative purposes only without independent verification of data presented in the report. As this report was issued prior to ACS' inclusion in the S&P 500 Index, ACS was not included in this group. The IT Services Group was selected for comparison purposes because it most closely matches the Company's business lines.

Guidance - FY04 ($ in millions, except EPS amounts) Slide #28 Q4 Q4 FY04 FY04 Low High Low High Revenue $1,025 $1,050 $4,069 $4,094 Growth 23% 26% 24% 25% Diluted EPS $0.69 $0.72 $2.60 $2.63 Growth 15% 20% 18% 20% 1 Divested revenue is excluded from both the current year and prior year periods for the growth calculation 2 Excludes gains from the Federal and Hanscom divestitures, prior years' R&D tax credits as well as the second quarter fiscal 2004 charge related to the Georgia Medicaid contract. 2 2 1 1 1 1

Guidance - FY05 ($ in millions, except EPS amounts) Low High Revenue $4,475 $4,575 Growth 1 16% 19% Diluted EPS $3.02 $3.10 1 Excludes revenue from FY04 divestitures Assumptions: No new acquisitions Internal revenue growth range of 13% to 16% Effective tax rate - 37.50% Excess cash used to pay down debt, then invested in overnight interest bearing accounts Slide #29